SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            December 31, 1998
                                                --------------------------------


                         WORLDPORT COMMUNICATIONS, INC.

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               (Exact name of registrant as specified in charter)

  Delaware                           000-25015                 84-1127336
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(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             file number)           Identification No.)

1825 Barrett Lakes Blvd., Suite 100, Kennesaw, Georgia            30144
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(Address of principal executive offices)                        (zip code)

Registrant's telephone number, including area code 770-792-8735
                                                   _____________________________

                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events

On December 31, 1998, WorldPort Communications, Inc. ("WorldPort") entered into a Series C Preferred Stock Purchase Agreement (the "Purchase Agreement") with The Heico Companies, LLC ("Heico"), pursuant to which Heico acquired 212,405 shares of WorldPort's Series C Convertible Preferred Stock (the "Series C Stock") for an aggregate purchase price of $7,500,000. Pursuant to the Purchase Agreement, Heico also (i) committed to acquire an additional 920,419 shares of Series C Stock for an aggregate purchase price of $32,500,000 and (ii) received an option to acquire up to 283,206 shares of Series C Stock for an aggregate purchase price of $10,000,000. Heico's commitment to acquire the additional
920,419 shares is subject to customary conditions, including regulatory approvals. It is currently anticipated that Heico will acquire such shares by the end of January 1999.

As a holder of the Series C Stock, Heico is entitled to vote on all matters submitted to a vote of the stockholders of the Company, voting together with the holders of Common Stock as a single class. Heico is entitled to forty (40) votes per share of Series C Stock. In addition to the votes that Heico obtained through its stock purchase, Heico has also obtained certain additional rights. Those rights include, with respect to the Common Stock issued upon conversion or exercise of the Series C Stock, certain demand and piggyback registration rights.

Pursuant to the Purchase Agreement, on December 31, 1998, WorldPort increased the size of its Board of Directors to eight members and appointed four individuals designated by Heico to serve as directors. WorldPort has also agreed to cause Heico's designees to comprise at least one-half of the boards of directors of each of its subsidiaries. In addition, WorldPort amended its Bylaws to provide that at least one of Heico's designees must approve any action put before the Board of Directors in order for such to be properly approved by the Board of Directors.

Additionally, in connection with Heico's purchase of Series C Stock, on December 31, 1998, Heico, WorldPort and Paul A. Moore (WorldPort's Chairman and Chief Executive Officer), Phillip S. Magiera (WorldPort's Chief Financial Officer), Theodore H. Swindells and Maroon Bells Capital Partners, Inc. (collectively, the "Stockholders") also entered into a Shareholder Agreement. Pursuant to the Shareholder Agreement, the Stockholders (i) agreed not to vote certain of their shares of capital stock of WorldPort in favor of certain financing proposals or other items without Heico's consent and (ii) granted to Heico a proxy with respect to such capital stock for Heico's use in limited matters. Pursuant to the Shareholder Agreement, Heico and the Stockholders have also agreed to certain restrictions on the transfer of certain of their shares of WorldPort capital stock.

As a result of its stock purchase alone, Heico currently holds directly approximately 6.0% of the outstanding votes. Upon acquisition of the additional 920,419 shares of Series C Stock and, if Heico exercises its option to acquire up to 283,206 shares of Series C Stock, Heico will directly hold approximately 24.8% and 29.4% of the outstanding vote, respectively.

Further, by virtue of the Shareholder Agreement, together with its stock purchase, Heico currently controls approximately 37.2% of WorldPort's outstanding votes with respect to certain matters, including acquisitions, incurrence of debt and the issuance or sale of equity securities. Upon acquisition of the additional 920,419 shares of Series C Stock and, if Heico exercises its option to acquire up to 283,206 shares of Series C Stock, Heico will control approximately 50.1% and 53.0% of the outstanding votes, respectively, with respect to certain, including acquisitions, incurrence of debt and the issuance or sale of equity securities.

Heico may, at its option and without any payment of consideration, convert its shares of Series C Stock into shares of WorldPort's Common Stock at a conversion price of $3.25 per share of Common Stock, receiving 10.865 shares of Common Stock for each share of Series C Stock. The number of shares of Common Stock into which the Series C Stock is convertible is subject to adjustment in certain circumstances, such as stock splits, stock dividends and recapitalizations.

The $7,500,000 purchase price for the Series C Stock acquired on December 31, 1998, was obtained by Heico under its existing credit facilities, which are provided by a group of banks for which Bank of America serves as agent. Heico also intends to fund its remaining $32,500,000 commitment and, if it exercises the option, the $10,000,000 exercise price, with funds obtained through its existing credit facilities.

For a complete description of the terms of the transactions described above and the Series C Stock, see the Purchase Agreement, the Shareholder Agreement and the Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock of WorldPort Communications, Inc. attached hereto as exhibits.

Item 7. Financial Statements and Exhibits

        (c)    Exhibits

               Exhibit No.   Description

                    2.1      Series C Preferred Stock Purchase Agreement,  dated
                             December  31,  1998,   by  and  between  The  Heico
                             Companies, LLC and WorldPort Communications, Inc.

                    2.2 Shareholder Agreement, dated December 31, 1998, by and among The Heico Companies, LLC, WorldPort
                             Communications, Inc., Paul A. Moore, Phillip S. Magiera, Theodore H. Swindells and Maroon Bells Capital Partners, Inc.

                    2.3 Registration Rights Agreement, dated December 31, 1998, by and between The Heico Companies, LLC and WorldPort Communications, Inc.

                    4.1      Certification  of  Designations,   Preferences  and
                             Rights of Series C Convertible Preferred Stock of WorldPort Communications, Inc.


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                                          Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            WORLDPORT COMMUNICATIONS, INC.

Date:   January 21, 1999

                                            By: /s/ Phillip S. Magiera
                                            ---------------------------------
                                            Name: Phillip S. Magiera
                                            Title:  Chief Financial Officer